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                                                                    EXHIBIT 10.8

                                 SHONEY'S, INC.

                             1981 STOCK OPTION PLAN
                          (As Amended Through 3/17/94)


                              PURPOSE OF THE PLAN

        This Stock Option Plan (the "Plan") is intended to promote the interests of Shoney's, Inc. (the "Company") and its shareholders by encouraging those key employees who will be responsible for the future growth and continued development of the Company and its Subsidiaries, as hereinafter defined, to own, and to increase their ownership of, the Company's stock, thereby giving them, as shareholders, an increased personal interest in, and a greater concern for, the Company's continued success and progress.

                             STATEMENT OF THE PLAN

        1. NAME. The Plan shall be known as the Shoney's, Inc. 1981 Stock Option Plan.

        2. DEFINITION OF TERMS. In addition to words and terms that may be defined elsewhere in the Plan, the following words and terms as used in the Plan shall have the following meanings unless the context or use fairly indicates another or different meaning or intent, which definitions shall be equally applicable to both the singular and plural forms of such words and terms:

        "Board" shall mean the Board of Directors of the Company.

        "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

        "Common Stock" shall mean the common stock of the Company having a par value of $1.00 per share.

        "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

        "Incentive Option" shall mean an option which qualifies as an incentive stock option within the meaning of section 422A of the Code.

        "Nonqualified Option" shall mean an option which does not qualify as an incentive stock option under section 422A of the Code or as a qualified stock option under section 422 of the Code.

        "Participant" shall mean an employee of the Company or any of its Subsidiaries to whom an option is granted under the Plan.





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        "Prior Plan" shall mean the Stock Option Plan originally approved by the shareholders of the Company on January 16, 1969, as amended.

        "Subsidiary" shall mean any corporation which at the time qualifies as a subsidiary of the Company under the definition of "subsidiary corporation" contained in section 425(f) of the Code.

        3. ADMINISTRATION. The Plan shall be administered by the Human Resources and Compensation Committee (the "Committee"), which shall consist of not less than three members. The Committee shall be appointed by the Board from its membership. Members of the Committee shall not be eligible to participate in the Plan.

        The Committee may interpret the Plan, prescribe, amend, and rescind any rules and regulations necessary or appropriate for the administration of the Plan, and make such other determinations and take such other action as it deems necessary or desirable for the administration of the Plan and the protection of the Company except as otherwise reserved to the Board or the shareholders of the Company. Without limiting the generality of the foregoing, the Committee, in its discretion, may treat all or any part of any period during which a Participant is on military duty or on an approved leave of absence from the Company or a Subsidiary as a period of employment of such Participant by the Company or Subsidiary, as the case may be, for purposes of accrual of the Participant's rights under the option. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive.

        No member of the Committee shall be liable for any action taken or omitted or determination made in good faith with respect to the Plan or any option granted under the Plan.

        4. SHARES SUBJECT TO PLAN. Options may be granted by the Company from time to time to purchase an aggregate of 19,338,785* shares of Common Stock, subject to adjustment as provided in section 9. The shares issued upon exercise of options granted under the Plan may be authorized and unissued shares or shares held by the Company in its treasury. If any option granted under the Plan shall terminate, expire, or, with the consent of the Participant, be cancelled as to any shares, new options may thereafter be granted covering any such shares.



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        *Adjusted to reflect the stock splits, additional shares allocated to the Plan and recapitalization of the Company on July 25, 1988.

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        5.      ELIGIBILITY.  Options may be granted to those employees of the
Company (including officers, whether or not they are directors) who have and exercise key management functions and responsibilities for the Company or any Subsidiary. The granting of an option to any employee shall neither entitle such employee to, nor disqualify such employee from, participation in any other grant of options.

        6. GRANT OF OPTIONS. The Committee shall have the authority, subject to the terms of the Plan, to: (a) determine and designate from time to time those employees of the Company or any Subsidiary to whom options are to be granted and the number of shares to be optioned to each such employee, provided that no director of the Company who is not also an employee of the Company or of a Subsidiary shall be entitled to receive any option under the Plan; (b) authorize the granting of Incentive Options, Nonqualified Options, or combinations of Incentive Options and Nonqualified Options; and to require, if it so determines, that if an Incentive Option and a Nonqualified Option are granted to the same Participant, then to the extent one option is exercised the other option shall not be exercised and shall terminate; (c) determine the number of shares subject to each option; and (d) determine the schedule and duration of the exercise period for any option. The date of grant of an option under the Plan will be the date on which the option is awarded by the Committee.

        7. TERMS AND CONDITIONS OF OPTIONS. Each option granted under the Plan shall be evidenced by an agreement, in a form approved by the Committee, and shall be subject to the terms and conditions contained in sections 7.1 through 7.8 and to such other terms and conditions as the Committee may deem appropriate; provided, however, that no Incentive Option shall be subject to any condition that is inconsistent with the provisions of
subsection (b) of section 422A of the Code.   In the event that any condition
imposed hereunder on an Incentive Option is at any time determined by the Internal Revenue Service or a court of competent jurisdiction to be inconsistent with section 422A of the Code, then each Incentive Option shall be deemed to have been granted without such condition but shall continue in effect under such remaining terms and conditions as may be applicable as if the invalid condition had not been included.

        7.1 OPTION PERIOD. Each option agreement shall specify the period during which the option thereunder is exercisable (which shall not exceed ten
(10) years from the date of grant) and shall provide that the option shall expire at the end of such period.

        7.2 OPTION PRICE. The option price per share shall be determined by the Committee at the time any option is granted, and shall not be less than one hundred percent (100%) of the fair market value (and in no event less than par value) of a share of

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Common Stock on the day that the option is granted.  Such price shall be subject to adjustment as provided in section 9.

        7.3 NONTRANSFERABILITY.The options granted hereunder shall not be transferable by the Participant otherwise than by will or the laws of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Code or Title I of ERISA.

        7.4 TEN PERCENT SHAREHOLDERS. Incentive Options shall not be granted to any employee who, immediately before the option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or Subsidiaries; provided, however, that this prohibition shall not apply if at the time such option is granted the option price is at least one hundred ten percent (110%) of the fair market value of the Common Stock and such option is not exercisable after the expiration of five (5) years from the date such option is granted.

        7.5 SUCCESSIVE OPTIONS. Notwithstanding anything herein contained to the contrary, no Incentive Option granted hereunder to a Participant shall be exercisable while there is outstanding, within the meaning of section 422A(c)(7) of the Code, any Incentive Option theretofore granted to such Participant to purchase stock in the Company or in a corporation which (at the time of the granting of this option) is a parent or Subsidiary of the Company, or is a predecessor corporation of any such corporations.

        7.6 ANNUAL LIMITATION. The aggregate fair market value (determined as of the time the option is granted) of the stock for which any employee may be granted Incentive Options during any calendar year (under the Plan as well as any other plan of the Company and any parent and Subsidiary of the Company) shall not exceed One Hundred Thousand Dollars ($100,000.00) plus any unused limit carryover to such year, determined according to section 422A(c)(4) of the Code. Notwithstanding the limitation set forth in the preceding sentence, no employee may be granted options for more than Two Hundred Fifty Thousand (250,000) shares of Common Stock during any fiscal year of the Company.

        7.7 TERMINATION OF EMPLOYMENT. If any Participant shall cease to be an employee of either the Company, a parent, or Subsidiary of the Company, or a corporation or a parent or subsidiary corporation of such corporation issuing or assuming a stock option in a transaction to which section 425(a) of the Code applies, except when such cessation of employment is caused by the death or disability of the Participant, the Participant may, within ten (10) business days of such cessation of employment, exercise the option granted to such Participant to the same extent that the Participant might have exercised such option on the date of

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cessation of employment.  To the extent that any option is not exercisable at the date of cessation of employment or is not exercised within such ten (10) business day period thereafter, it shall terminate. The personal representative of the Participant in the event of the Participant's death, or the Participant in the event of the Participant's disability, may, subject to the provisions hereof and before the earlier of the option's expiration date or the expiration of three (3) months after the date of such death or disability, exercise the option granted to such Participant up to the total number of shares covered by the option less any previous exercises. To the extent that any option is not exercised in accordance herewith, it shall terminate at the earlier of the option's expiration date or the expiration of the three (3) month period following such death or disability. For purposes of this section, a Participant shall be considered to be subject to a disability when such Participant is disabled within the meaning of section 105(d)(4) of the Code. Nothing in the Plan shall be construed as imposing any obligation on the Company to continue the employment of any Participant.

        7.8 PERIOD OF EXERCISE OF OPTIONS. Any option granted hereunder, may, prior to its expiration or termination, be exercised from time to time, in whole or in part, up to the total number of shares with respect to which it shall have then become exercisable. An option granted hereunder shall become exercisable in such installments as are specified in the option agreement, the rate of which shall not be at a rate exceeding the following schedule:

                (a) After one year from the date the option is granted, it may be exercised as to not more than 33 1/3% of the shares covered thereunder.

                (b) After two years from the date the option is granted, it may be exercised as to not more than an additional 33 1/3%, or a total of 66 2/3%, of the shares covered thereunder.

                (c) After three years from the date the option is granted, it may be exercised as to all of the shares covered thereunder.

        8. EXERCISE OF OPTIONS. The exercise of any option under the Plan shall be subject to the provisions of sections 8.1 through 8.3.

        8.1 METHOD OF EXERCISING OPTION. Any option granted hereunder may be exercised by the Participant by delivering to the Company at its main office (attention of its Secretary) written notice of the number of shares with respect to which the option rights are being exercised and by paying the purchase price of the shares purchased in full, in exchange for the issuance and delivery

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of a certificate therefore to or on the order of the Participant, subject to the provisions of section 7.5 when applicable.

        8.2 PAYMENT OF PURCHASE PRICE. The purchase price of the shares as to which an option is exercised shall be paid in full to the Company at the time of exercise. The payment may be made either in cash or its equivalent, by withholding shares to be obtained through exercise of the option as described below, or with stock of the Company previously acquired by the Participant; provided, however, that the Committee, in its discretion, may suspend or terminate the right of Participants to pay with stock of the Company should the Committee deem such action to be in the best interests of the Company.

        8.3 WITHHOLDING. The Company's obligation to deliver shares on the exercise of any option shall be subject to satisfaction of any applicable federal, state, and local tax withholding requirements.

        9. CAPITAL ADJUSTMENTS. The number and price of shares of Common Stock covered by each option and the total number of shares that may be optioned and sold under the Plan shall be proportionately adjusted to reflect any stock dividend, stock split or share combination of the Common Stock or any recapitalization of the Company. In the event of any merger, consolidation, reorganization, liquidation or dissolution of the Company, or any exchange of shares involving the Common Stock, any option granted under the Plan shall automatically be deemed to pertain to the securities and other property to which a holder of the number of shares of Common Stock covered by the option would have been entitled to receive in connection with any such event. The Committee shall have the sole discretion to make all interpretations and determinations required under this section to the extent it deems equitable and appropriate.

        10. RESERVATION AND DELIVERY OF SHARES. The Company, during the term of any options granted hereunder, will at all times reserve and keep available, and will seek to obtain from any regulatory body having jurisdiction any requisite authority in order to issue and sell, such number of shares of Common Stock as shall be sufficient to satisfy the requirements of the options granted under the Plan. If in the opinion of its counsel, the issuance or sale of any shares of its stock hereunder shall not be lawful for any reason, including the inability of the Company to obtain from any regulatory body having jurisdiction authority deemed by such counsel to be necessary for such issuance or sale, the Company shall not be obligated to issue or sell any such shares.

        11. EVENT OF DEFEASANCE. Any options granted hereunder are specifically made subject to defeasance by the failure of the

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shareholders of the Company to approve the Plan within a period of twelve months from the date the Plan is adopted by the Board.

        12. SECURITIES LAWS. Upon the exercise of an option at a time when there is not in effect under the Securities Act of 1933, a current registration statement relating to the shares of Common Stock to be received upon such exercise, the Participant shall represent and warrant in writing to the Company that the shares purchased are being acquired for investment and not with a view to the distribution thereof and shall agree to the imposition of a legend on the certificate or certificates representing said shares evidencing the restrictions on transfer under the Securities Act of 1933 and the issuance of stop-transfer instructions by the Company to its transfer agent with respect thereto. No shares of Common Stock shall be issued or sold upon the exercise of any option unless and until the then applicable requirements of the Securities Act of 1933, as any of the same may be amended, the rules and regulations of the Securities and Exchange Commission and any other regulatory agencies and laws having jurisdiction over or applicability to the Company, and the rules and regulations of any securities exchange on which the Common Stock may be listed, shall have been fully complied with and satisfied.

        13. NO RIGHTS AS SHAREHOLDER. A Participant shall not have any rights as a shareholder with respect to any shares covered by any option granted hereunder until the issuance of a stock certificate for such shares. No adjustment shall be made on the issuance of a stock certificate to a Participant as to any dividends or other rights for which the record date occurred prior to the issuance of such certificate.

        14. INDEMNIFICATION AND EXCULPATION. Each person who is or shall have been a member of the Board or of the Committee shall be indemnified and held harmless by the Company against and from any and all loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him/her in connection with or resulting from any claim, action, suit, or proceeding to which he/she may be or become involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him/her in settlement thereof (with the Company's written approval) or paid by him/her in satisfaction of a judgment in any such action, suit, or proceeding, except a judgment in favor of the Company based upon a finding of his lack of good faith; subject, however, to the condition that upon the institution of any claim, action, suit, or proceeding against him/her, he/she shall in writing give the Company an opportunity, at its expense, to handle and defend the same before he/she undertakes to handle and defend it on his/her own behalf. The foregoing right of indemnification shall not be exclusive or any other right to which such person may be entitled as a matter of law or otherwise, or any power that the Company may have to indemnify him/her or hold him/her harmless.

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Each member of the Board or of the Committee, and each officer and employee of the Company shall be fully justified in relying or acting in good faith upon any information furnished in connection with the administration of the Plan by any appropriate person or persons other than himself/herself. In no event shall any person who is or shall have been a member of the Board or of the Committee, or an officer or employee of the Company, be held liable for any determination made, or other action taken, or any omission to act in reliance upon any such information as referred to in the preceding sentence, or for any action (including the furnishing of information) taken or any omission to act, when any such determination, action, or omission is made in good faith.

        15. USE OF PROCEEDS. Proceeds from the sale of stock pursuant to options granted under the Plan shall constitute general funds of the Company.

        16. AMENDMENT AND DISCONTINUANCE. The Board or the shareholders of the Company may terminate or amend the Plan in any respect at any time, except that (a) no action of the Board or the shareholders may alter or impair a Participant's rights under any outstanding option without the Participant's consent, and (b) without the approval of the shareholders, the total number of shares that may be optioned and sold under the Plan may not be increased (except by adjustment pursuant to section 9), the provisions of section 5 regarding eligibility may not be modified, the price at which shares may be purchased pursuant to options granted hereunder may not be reduced (except by adjustment pursuant to section 9), the expiration date of the Plan may not be extended, and the provisions of this section 16 may not be changed.

        17. TERM OF PLAN. Subject to the provisions of section 11, the Plan shall be effective as of the date of the adoption of the Plan by the Board and shall expire on September 2, 2001 (except as to options outstanding on that date), and no option shall be granted under the Plan on or after such expiration date.

        18. PRIOR STOCK OPTION PLAN. The Prior Plan, together with all options granted thereunder, shall continue in full force and effect with such rights and obligations thereunder as were applicable prior to the adoption of the Shoney's, Inc. 1981 Stock Option Plan, except that pursuant to section 251 of the Economic Recovery Tax Act of 1981, the Company has elected to have the amendments made by that section (governing incentive stock options under section 422A of the Code) apply to any qualified stock options (governed by section 422 of the Code) that were granted under Part I of the Prior Plan on or after January 1, 1976 and before January 1, 1981, and which were exercised on or after January 1, 1981 or were outstanding on such date, to the extent permitted by said section 251.

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        19.     GENERAL.  Except as the same may be governed by the Code and any applicable federal securities laws, the Plan and any options granted hereunder shall be governed by and construed in accordance with the laws of the State of Tennessee. As herein used, the singular number shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders, unless the context or use shall fairly require a different construction. Section or paragraph headings are employed herein solely for convenience of reference, and such headings shall not affect the validity, meaning, or enforceability of any provision of the Plan. All references herein to "section" or "paragraph" shall mean the appropriately numbered section or paragraph of the Plan except where reference is made to the Code of any other specified law or instrument.





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